Exhibit 10.30

KİRA SÖZLEŞMESİ

İL: İZMİR

İLÇE: Çiğli

MECUR'UN TÜRÜ: Bahçeli Tek Katlı Prefabrik Fabrika.

MECUR'UN ADRESİ: Merkez Mahallesi 68 sokak No:4 Sasalı Çiğli - İZMİR

KİRAYA VEREN: BORO İnşaat Yatırım Sanayi ve Ticaret A.Ş.

KİRAYA VEREN'İN İLETİŞİM BİLGİLERİ:
0232 4645898, Fax: 0232 4631678

KİRAYA VEREN'İN İKAMETGÂHI: Atatürk Caddesi No:366/1-B 35220, Alsancak - İZMİR

KİRACI: TPI KOMPOZİT KANAT SAN. VE TİC. A.Ş.

KİRACI'NIN İLETİŞİM BİLGİLERİ: 0232 327 34 40

KİRACI'NIN ADRESİ: SASALI MAH. 1. SOKAK NO. 70 ÇİĞLİ, İZMİR

AYLIK KİRA BEDELİ: Net 14.000 ABD Doları + KDV

YILLIK KİRA BEDELİ: Net 168.000 ABD Doları + KDV

KİRA ÖDEME ŞEKLİ: Aylık peşin

KİRA SÜRESİ: 2 yıl 3 ay

KİRA BAŞLANGIÇ TARİHİ: 16 Ekim 2015

MECUR İLE TESLİM EDİLEN EŞYALAR: Sözleşme'nin EK 3'ü altında listelenen eşyalar sağlam ve çalışır şekilde Kiracı'ya teslim edilmiştir.

MECUR'UN KULLANIM ŞEKLİ: Üretim Alanı / İş Yeri/ Depo

KİRAYA VEREN	KİRACI
BORO İnşaat Yatırım Sanayi ve Ticaret A.Ş.	TPI Kompozit Kanat San. ve Tic. A.Ş.

BORO İNŞAAT YATIRIM SAN. VE TİC. A.Ş. Atatürk Cad. No: 366/1/B İZMİR Kordon V.D: 180 003 2889

ÖZEL HÜKÜMLER

1. İşbu kira sözleşmesine (**"Sözleşme"**) konu olan Merkez Mahallesi 68 sokak No:4 Sasalı Çiğli - İZMİR adresinde yer alan ve Çiğli Tapu Müdürlüğü nezdinde 271 – 1VC pafta ve 5 parselde kayıtlı bulunan ve işbu Sözleşme'nin EK 1'i altında yer alan krokide gösterilen alandır (**"Mecur"**).

Kiraya Veren, Mecur'u 21 Ekim 2015 tarihinde (**"Teslim Tarihi"**) Kiracı'ya teslim etmiştir.

Türk Borçlar Kanunu ve Sözleşme'nin ilgili hükümleri gereğince, Sözleşme süresinin uzaması hali hariç olmak üzere, işbu Sözleşme'nin imzası anında taraflarca kararlaştırılan kira süresi olan 2 yıl 3 aylık süre içinde Mecur'un satılması (ipoteğin paraya çevrilmesi nedeniyle icra yoluyla veya doğrudan üçüncü kişilere satış) ve Kiracı'nın Mecur'u tahliye etmek zorunda kalması durumunda, Kiraya Veren Kiracı'nın tahliye dolayısıyla uğradığı her türlü zararı, belgelendirilmesi kaydıyla tazmin edecektir. Buna mukabil, Kiracı Mecur'da Kiraya Veren'in yazılı iznine binaen yaptığı tüm imalat, ilave, değişiklik, yenilik ve benzerlerini bila bedel, hasarsız, kullanılabilir ve çalışır vaziyette Kiraya Veren'e terk edecektir.

Mecur'un Teslim Tarihi'ndeki fiziksel durumu, işbu Sözleşme EK-2'de yer alan, 21 Ekim 2015 tarihli Durum Belgesi'nde (**"Durum Belgesi"**) gösterildiği gibidir.

Sözleşme'nin EK-3'ü altında listelenen eşyalar sağlam ve çalışır şekilde Teslim Tarihi'nde Kiracı'ya teslim edilmiş olup tahliye anında kullanıma bağlı olağan yıpranmalar hariç olmak üzere teslim edilen şekliyle iade alınacaktır.

Sözleşme'nin EK-4'ü altında taralı olarak gösterilen bölümde, Kiraya Veren'in makine ve ekipmanları muhafaza edilecek olup bu bölüm, Mecur'un alanına, bir başka ifade ile kiralanan alana dahil değildir. İlgili alan, Mecur'un alanına dahil olmadığından ve Kiracı tarafından ilgili alana giriş yapılmayacağından, Kiracı'nın bu alanda yer alan makine ve ekipmanlara ilişkin herhangi bir sorumluluğu bulunmamaktadır. Bu makine ve ekipmanların tüm hukuki ve cezai sorumluluğu münhasıran Kiraya Veren'e ait olmakla birlikte, Kiracı, bu alana personeli tarafından girilmemesini sağlamakla yükümlüdür. Kiracı ve personelinin kusur veya ihmali neticesinde bu makine ve ekipmanların zarar görmesi halinde Kiracı tüm zararı karşılamakla yükümlüdür.

2. Kiraya Veren, Mecur'u Sözleşme hükümlerine uygun olarak Kiracı'ya kiralayamaya yetkili olduğunu ve işbu Sözleşme'de belirtilen tüm taahhüt ve yükümlülüklerini zamanında yerine getireceğini kabul eder.

3. Kiracı, Mecur'u rüzgar türbin kanatları, kanat yan sanayi ürünleri üretim alanı, depo ve işyeri olarak kullanacaktır (**"İzin Verilen Faaliyet"**). Kiracı, İzin Verilen Faaliyeti Kiraya Veren'in önceden yazılı iznini almaksızın herhangi bir nedenle değiştiremez. Kiracı'nın Mecur'u İzin Verilen Faaliyet dışında bir amaçla kullanması halinde, Kiraya Veren Kiracı'ya ilgili ihlali düzeltmesi için 7 günlük süre tanıyacaktır. Kiracı'nın işbu maddede belirtilen sürede ihlali gidermemesi halinde, Kiraya Veren Sözleşme'yi kanundan ve sözleşmeden doğan diğer hakları saklı kalmak kaydıyla haklı nedenle ve tek taraflı olarak feshetme hakkını haiz olacaktır.

Kiraya Veren, Kiracı'nın Mecur'da İzin Verilen Faaliyeti gerçekleştirmesini olumsuz yönde etkileyecek herhangi bir fiili ve hukuki kısıtlamanın varlığından Kiracı'yı korumak adına iyi niyet kuralları çerçevesinde tüm çabayı göstereceğini kabul ve taahhüt eder.

Kiracı, işbu Sözleşme'yi imzalamadan önce Mecur'un İzin Verilen Faaliyet için kullanılıp kullanılamayacağını bizzat araştırıp incelemiş ve Mecur'un İzin Verilen Faaliyet için uygun olduğunu fiilen ve hukuken kendisi tespit ederek Sözleşme'yi imzalamıştır.

Kiracı, İzin Verilen Faaliyet'i yürütmek için ilgili resmi mercilerden gerekli tüm izin, onay ve ruhsatları

BORO İNŞAAT
YATIRIM SAN. VE TİC. A.Ş.
Atatürk Cad. No: 366/1/B
İZMİR
Kordon V.D: 180 003 2889

	almak ve bir örneğini Kiraya Veren'e ibraz etmekle yükümlüdür. Kiracı'nın kendi kusurundan kaynaklanan nedenlerle kamu kurum ve kuruluşlarının ve diğer ilgili mercilerin İzin Verilen Faaliyet'e izin vermemesinden dolayı doğabilecek sorunlar, Kiracı tarafından giderilecektir. İşbu Sözleşme imzalanmış olmasına rağmen; gerekli izin, onay ve ruhsatların Kiracı'nın kusurundan kaynaklanan sebeplerle alınamaması veya geç alınması halinde dahi Kiracı kira bedellerini ödemekle yükümlüdür. Kiracı'nın Mecur'da İzin Verilen Faaliyeti gerçekleştiremediğinden bahisle Sözleşme'yi feshetmesi durumunda, Kiracı, Mecur'un kiralama amacına uygun olmadığını ileri sürerek Kiraya Veren'den hiçbir nam altında bedel veya tazminat talep edemez. Kiraya Veren, Kiralanan Yer'in kiralama amacına uygun olduğu konusunda Kiracı'ya hiçbir taahhütte bulunmamıştır.
4.	Kiraya Veren, Kiracı'nın Mecur'da İzin Verilen Faaliyeti gerçekleştirebilmesi için gerekli olan izin ve ruhsatları (örneğin işyeri açma ve çalışma ruhsatı) alması için elinden gelen her türlü çabayı iyi niyet kuralları gereğince gösterecektir. Bu çerçevede; Sözleme'nin eki olarak tapu senedi (EK-5), mimari proje (EK-6), yapı kullanma izin belgesi (EK-7) Kiracı'ya teslim edilmiştir. Kiraya Veren'in kusurundan kaynaklanan nedenlerle idari merciler nezdinde doğan sorunlar dolayısıyla Kiracı'nın İzin Verilen Faaliyet'in yürütülmesi için gerekli ruhsatları alması ve Mecur'da faaliyete geçmesi gecikir ise; bu süre zarfında kira bedeli ödeme yükümlülüğü ortadan kalkar. Kiracı'nın Sözleşme'yi tazminatsız fesih hakkı saklıdır. Söz konusu izin, ruhsat ve onayların alınması sürecinde Kiracı idari prosedürün tamamlanması için elinden gelen gayreti sarf edecektir. Ancak Kiracı, bu sorunlar bulunsa dahi Mecur'u fiilen kullanmakta ise; kira bedelini kayıtsız şartsız ödemekle yükümlüdür. Bu bağlamda, Mecur'un kısmen veya tamamen veya belli zamanlarda kullanılıyor olması ödeme yükümlülüğünü ortadan kaldırmaz. Kiracı'nın talebi halinde; idare nezdinde gerekli izin, ruhsat ve onayların alınmasıyla ilgili olarak idareye yapılacak başvurular ve idare nezdinde işin takibi hususunda belli bir süreye kadar geçerli vekaletname, Kiraya Veren tarafından Kiracı'ya verilecektir.
5.	Kiracı, Kiraya Veren'in önceden yazılı iznini almaksızın ve Mecur'un ana yapısına zarar vermeksizin Sözleşme'nin EK-8'i altında yer alan listede yapılması zorunlu olarak belirtilen imalat, tadilat, bakım ve onarım işlerini bila bedel ve tahliye anında Kiraya Veren'e iyi, kullanılabilir, hasarsız ve çalışır vaziyette terk etmek üzere yapmayı kabul, beyan ve taahhüt eder. Buna mukabil Kiracı, EK 9 altında ihtiyari olarak belirtilen imalat, tadilat, bakım ve onarım işlerini yapmakla yükümlü olmayıp, bu belirtilen işleri tamamen kendi takdirinde olmak üzere yapma hakkını haiz olacaktır. Kiracı, işbu Sözleşme'nin imzasıyla birlikte EK 8'deki listede yer alan zorunlu olarak belirtilen her bir işi yapmakla yükümlü hale gelmiş olup, Ek 9'daki listede ihtiyari olarak belirtilen işleri yapmakla yükümlü değildir ve tamamen kendi takdirine bağlı olarak yapmayı tercih edebilir. Kiracı, EK-8 ve EK-9'da yer alan listelerde belirtilen işler dışında kira süresi içinde Kiraya Veren'in yazılı onayı olmadan Mecur'da dekor niteliğini aşan başkaca tadilat, inşaat, imalat ve ilave yapamaz, ek bir tesis inşa edemez. Kiracı, listelenen işler de dahil Mecur'da yapacağı her türlü tadilat, inşaat, imalat ve ilave ilgili olarak proje hazırlayacak ve bu projeyi Kiraya Veren'in yazılı onayına sunacaktır. Mecur'da Kiracı tarafından yapılacak olan her türlü inşaat, ilave, imalat, değişiklik ve tadilat için gerekli prosedürün resmi merciler nezdinde gerçekleştirilip izin ve onayların alınması Kiracı'nın yükümlülüğündedir. Bu hususta gerekirse, başvuru ve işlerin takibi için Kiraya Veren tarafından Kiracı'ya vekaletname verilebilir.

BORO İNŞAAT
YATIRIM SAN. VE TİC. A.Ş.
Atatürk Cad. No: 366/1/B
İZMİR
Kordon V.D: 180 003 2889

Kiraya Veren’den yazılı onay alınması, mevzuattan aykırı yapılaşmaya Kiraya Veren tarafından izin verildiği anlamına gelmez, Kiracı’nın mevzuattan doğan yükümlülükleri ortadan kaldırmaz. Kiracı tarafından mevzuata aykırı olarak yapılan her türlü iş ve eylemden doğan hukuki, cezai, idari ve mali sorumluluğu kira süresi boyunca Kiracı’ya aittir. Kiracı’nın imar mevzuatına aykırı bir yapı yaptığı gerekçesiyle Kiraya Veren’in herhangi ödeme yapmakla yükümlü olması durumunda (Kiracı’nın söz konusu aykırılık için ilgili idare ve mahkemeler nezdinde savunma hakkına halel getirmeksizin), Kiraya Veren kendisine yapılan ödeme tebligatını Kiracı’ya ilettikten en geç 2 gün içinde Kiracı ödeme tebligatında yazan tutarı Kiraya Veren’e ödeyecek veya ilgili merciiye yapılan ödeme belgesini Kiraya Veren’e tevdi edecektir. Bu hususta Kiraya Veren, Kiracı’nın mevzuata aykırı yaptığı tadilatlar sebebiyle Kiracı’nın personeline, üçüncü bir kişiye, idari veya resmi kurum/kuruluşlara veya benzer bir yere doğrudan veya mahkeme kararına dayalı olarak işin devamı süresinde bir ödeme yapmak zorunda kalırsa, ödediği tutarı Kiracı’ya rücu edecektir. Herhangi bir şüpheye mahal vermemek adına, Kiracı’nın yaptığı imalat, tadilat ve sairden kaynaklanmayan ve Kiraya Veren ve/veya Bina’nın kiralama tarihinden önceki yapısal unsurlarından kaynaklanan durumlarda Kiracı’nın herhangi bir sorumluluğu bulunmayacaktır.
Kiracı’nın işbu madde kapsamında ve mevzuata uygun şekilde yapacağı tüm sabit imalat, ilave, tadilat, eklenti ve benzerleri, Mecur tahliye edilirken bila bedel, hasarsız, kullanıma uygun ve çalışır vaziyette Kiraya Veren’e bırakılacaktır. Bu kapsamda, Kiraya Veren, işbu Sözleşme’nin herhangi bir sebeple feshedilmesi halinde Mecur’un eski hale getirilmesini talep edemez.
6. Kiracı, Kiraya Veren’ın yazılı izni olmadan bu Sözleşme’yi veya bu Sözleşme’den doğan haklarını kısmen veya tamamen başkasına devredemez, Mecur’u üçüncü şahıslara kiraya veremez, her ne nam altında olursa olsun hiç bir kimseye işgal ve istifade ettiremez, ortak alamaz. Ancak Kiracı, Mecur’u kısmen ya da tamamen Kiraya Veren’ın önceden yazılı iznini almaksızın dilediği kişilere alt kiraya verme hakkına sahiptir. Alt kira sözleşmesinin şartları ve süresi, işbu Sözleşme’nin şartları ve süresi ile sınırlı olup Kiracı, alt kiracıya kendisinin sahip olduğundan daha geniş ya da değişik kullanma hakkı tanıyamaz, alt kira ile Kiraya Veren zararına hareket edemez. Kiracı, alt kiracı ile akdedeceği sözleşmede, işbu Sözleşme’nin herhangi bir sebeple sona ermesi halinde alt kira sözleşmesinin de sona ereceğine ilişkin bir hüküm yer almasını sağlayacaktır. Mecur’un alt kiraya verilmesi, kanunun Kiraya Veren’e verdiği haklar saklı kalmak kaydıyla, Kiraya Veren ile alt kiracı arasında herhangi bir sözleşmesel bağ kurulduğu anlamına gelmez, Kira bedelinin ödenmesi de dahil işbu Sözleşme ile üstlenilen tüm yükümlülüklerin ifasından yine Kiracı sorumludur.
7. Kiraya Veren, Kira Dönemi boyunca masrafları kendisine ait olmak üzere zorunlu deprem sigortasıni yaptıracaktır. Sigortaya ilişkin tüm belgeler, işbu Sözleşme’nin imzalanmasını takip eden 7 gun içerisinde Kiracı’ya verilecektir.
8. Kiracı’nın Kira Bedeli ödeme yükümlülüğü, 16 Ekim 2015 (“Kira Başlangıç Tarihi”) tarihi itibariyle başlayacaktır. Kira süresi, 31 Aralık 2017 tarihinde sona erecektir (“Kira Süresi”).
Kiracı’nın Kira Süresi sonuna kadar Sözleşme’yi feshetmemesi halinde; Sözleşme, kira miktarı maddesi hariç aynı hüküm ve şartlar altında 1 yıllık dönemler halinde kendiliğinden uzayacaktır.
9. Kiracı, kira süresi ile sınırlı olmak üzere Mecur’u aylık net 14.000 ABD Doları + KDV (“Kira Bedeli”) karşılığında kiralamıştır. 2 yıl 3 aylık kira süresi boyunca Kira Bedeli’nde herhangi bir artiş olmayacaktır. Kira Bedeli, Kiraya Veren tarafından ABD Doları olarak faturalandırılacak ve Kiracı tarafından ABD Doları olarak ödenecektir.
Feshi ihbarda bulunulmaması sebebiyle kira süresinin uzaması halinde; ödenecek aylık net kira bedeli, Taraflar’ın karşılıklı mutabakatı uyarınca belirlenecek olup, her halükarda, uzayan dönemde ödenecek kira bedeli, Sözleşme kapsamında en son ayda ödenen Kira Bedeli’nden düşük olmayacaktır. Taraflar her halükarda uzayan kira süresinde uygulanacak artiş oranina ilişkin yazılı
BORO İNŞAAT
YATIRIM SAN. VE TİC A.Ş.
Alatürk Cad. No: 366/1/B
İZMİR
Kordon V.D: 180 003 2889

	mutabakatı aralarında en geç uzama döneminin ilk beş günü içinde yapacaklardır.
10.	Kira Bedeli, her ayın ilk 5 (beş) iş günü içerisinde Kiraya Veren tarafından bildirilecek olan Banka Hesabı'na nakden ve peşin olarak ödenecektir. BORO İnşaat Yatırm Sanayi ve Ticaret A.Ş. Garanti Bankası Kordon Şubesi Hesap no: 865/9090170 IBAN: TR31 0006 2000 8650 0009 0901 70
11.	Kiracı, işbu sözleşme devam ettiği müddetçe kira bedelinden ayrı olarak kendisi tarafından tüketilen su, elektrik, doğalgaz ve benzeri kullanım masrafları ile çevre temizlik vergisi ve Mecur'un kullanımına ilişkin emlak vergisi dışında kalan diğer vergi ve harçların ödemesinden sorumludur. Bunların tesisatı, ekipman ve malzemeleri Kiraya Veren tarafından temin edilmiş olmakla beraber, ilgili kurum ve kuruluşlarla kendi adına abonmanlık tesisi, kontrat akdi ve feshi, sarfiyat depozitolarının yatırılması, geri alınması, gerekmesi halinde güç artırımlarının yapılmasıyla ilgili her türlü işlemi gerçekleştirme yükümlülüğü Kiracı'ya aittir. Mecur'a konulacak her türlü pano ve tabelayla ilgili olarak tahakkuk edecek reklam ve benzeri vergileri kira bedelinden ayrı olarak Kiracı tarafından ödenecektir.
12.	Kiracı, işbu Sözleşme'yi, devam ettiği müddetçe Sözleşme'nin imza tarihini müteakip 1 yıldan sonra dilediği herhangi bir zamanda ve tazminat ödeme yükümlülüğü bulunmaksızın Kiraya Veren'e en az 6 ay önce yazılı olarak ihbarda bulunmuş olmak kaydıyla feshedebilir. Kiracı, işbu madde ile öngörülen feshi bildirim süresine uymayı kabul, beyan ve taahhüt etmiştir. Kiracı'nın Sözleşme'yi imza tarihini müteakip 1 yıldan önce feshedip Mecur'u tahliye etmesi halinde; Kiracı, ilgili 1 yıllık dönemdeki bakiye kira bedellerini Kiraya Veren'e ödemekle yükümlü olacaktır. Kiracı'nın yukarıda öngörülen 6 aylık feshi ihbar süresine uymadan Sözleşme'yi feshedip Mecur'u tahliye etmesi halinde; Kiracı, her halükarda toplamda 6 aylık kira bedelini Kiraya Veren'e ödemekle yükümlü olacaktır. Örneğin, Kiracı'nın iki ay önceden fesih bildiriminde bulunmak kaydıyla Sözleşme'yi fesih ve Mecur'u tahliye etmesi halinde, Kiracı iki aylık ihbar süresinde Kira Bedeli ödemeye devam edecek ve buna ilaveten feshi ihbar süresinin tamamlanmasına kalan dört aylık süreye tekabül eden Kira Bedeli'ni de tahliye tarihini müteakip 7 gün içinde ödemekle yükümlü olacaktır. Herhangi bir şüpheye mahal vermemek adına, Kiracı'nın altı aylık feshi ihbar süresine uymaksızın Mecur'u tahliye etme durumu ilk bir sene içerisinde ve altıncı aydan sonra gerçekleştiği takdirde dahi altı aylık feshi ihbar süresine dair kira bedelleri Kiraya Veren'e ödenecektir.
13.	Deprem gibi doğadan gelen olaylar ile harp, grev, lokavt, terör, isyan, resmi dairelerin emirleri ve uygulamaları, devrim (ihtilal), ayaklanma, olağanüstü durumların yol açtığı insan ve toplum olayları ile Devletçe konulmuş hukuki yasaklar gibi Kiracı'nın izin verilen faaliyetini, taraflardan birinin ya da ikisinin işbu sözleşmede yükümlendikleri edimlerini kısmen ve/veya tamamen yerine getirmesini imkansızlaştıran ya da zorlaştıran haller "mücbir sebepler" olarak kabul edilecektir. Mücbir sebepler dolayısıyla faaliyette bulunamayan veya Sözleşme'de belirlenmiş olan yükümlülüklerini yerine getiremeyecek veya yerine getirmede gecikecek olan taraf, durumu, mücbir sebebin ortaya çıkmasından itibaren yedi gün içinde diğer tarafa bildirmekle yükümlüdür. Taraflar'ın yükümlülükleri, mücbir sebebin devam ettiği süre boyunca askıda olacaktır. Mücbir sebeplerin sona ermesinden sonra Sözleşmenin uygulanmasına devam edilecektir. Ancak mücbir sebeplerin

BORO İNŞAAT
YATIRIM SAN. VE TİC. A.Ş.
Atatürk Cad. No: 366/1/B
İZMİR
Kordon V.D: 180 003 2889

	durumunda Tarafların sözleşmeyi derhal ve tazminatsız olarak fesih etme hakkı saklıdır.
14.	Taraflar, işbu Sözleşme'nin giriş bölümünde yer alan adreslerin tebligat adresleri olduğunu kabul ederler. Taraflardan biri, adres değişikliğini diğer Tarafa noter veya taahhütlü posta aracılığıyla yazılı olarak bilgilendirmediği takdirde, bilinen adrese yapılan bildirimler geçerli şekilde yapılmış sayılacaktır. Fesih ve temerrüde ilişkin bildirimler Türk Ticaret Kanunu'nun 18/3 maddesi uyarınca (i) noter veya (ii) taahhütlü posta vasıtasıyla yapılacaktır.
15.	İşbu Sözleşme'nin imzalanmasından doğacak olan damga vergisi ve/veya noter masrafları Kiracı tarafından ödenecek olup ödenen tutarın yarısına tekabül eden bedel Kiracı tarafından yapılacak ödemeyi takiben 7 (yedi) işgünü içerisinde Kiraya Veren'e faturalandırılacaktır ve Kiraya Veren tarafından Kiracı'ya ödenecektir.
16.	İşbu Sözleşme'de yapılacak her türlü tadil veya değişiklik, Taraflar'ın karşılıklı mutabakatları üzerine yazılı olarak yapılacaktır.
17.	Taraflar, işbu Sözleşme'den doğabilecek her türlü uyuşmazlık, ihtilaf veya talepler bakımından İzmir Mahkemeleri'nin ve İcra Daireleri'nin münhasıran yetkili olduğunu kabul ederler.

Taraflar, işbu Sözleşmeyi ve eklerini 21 Ekim 2015 tarihinde bir asıl nüsha olarak düzenleyip akdetmişlerdir.

Ekler:

EK-1: Kiralanan alanı gösteren kroki
EK-2: Durum belgesi
EK-3: Kiralananla birlikte Kiracı'ya teslim edilen eşya listesi
EK-4: Kiralanana dahil olmayan alanı gösterir kroki
EK-5: Tapu senedi
EK-6: Mimari proje
EK-7: Yapı kullanma izin belgesi
EK-8: Kiracı tarafından kiralananda yapılacak zorunlu işlerin listesi
EK-9: Kiracı tarafından ihtiyari olarak yapılabilecek işlerin listesi

BORO İNŞAAT
YATIRIM SAN. VE TİC. A.Ş.
Atatürk Cad. No: 366/1/B
İZMİR
Kordon V.D: 180 003 2889

<u>Kiracı/Tenant:</u> **Adı-Soyadı/Name-Surname:** TPI KOMPOZİT KANAT SAN. VE TİC. A.Ş. on behalf of/ adına **İmza/Signature:**
<u>Kiraya Veren/Landlord:</u> **Adı-Soyadı/Name-Surname:** BORO İnşaat Yatırım Sanayi ve Ticaret A.Ş. **İmza/Signature:**

KİRA SÖZLEŞMESİ	LEASE AGREEMENT
İL: İZMİR	**CITY:** İZMİR
İLÇE: ÇİĞLİ	**DISTRICT:** ÇİĞLİ
MECUR'UN TÜRÜ: Arsa	**TYPE OF THE PREMISES:** Land
MECUR'UN ADRESİ: 66 Ada, 4 Parsel, Pafta 27-I-IVC	**ADDRESS OF THE PREMISES:** 66 Block, Parcel 4, Plot 27-I-IVC
KİRAYA VEREN'İN ADI VE SOYADI: Hakan Öncevarlık	**NAME, SURNAME OF THE LANDLORD:** Hakan Öncevarlık
KİRAYA VEREN'İN İLETİŞİM BİLGİLERİ: 0532 340 7738	**CONTACT INFORMATION OF THE LANDLORD: 0532 340 7738**
KİRAYA VEREN'İN İKAMETGÂHI: 71 Sokak No. 1/1 Sasalı-Çiğli / İzmir	**RESIDENCE ADRESS OF THE LANDLORD:** 71 Sokak No. 1/1 Sasalı-Çiğli / İzmir
KİRACI'NIN ADI VE SOYADI: TPI KOMPOZİT KANAT SAN. VE TİC. A.Ş.	**NAME, SURNAME OF THE TENANT:** TPI KOMPOZİT KANAT SAN. VE TİC. A.Ş.
KİRACI'NIN İLETİŞİM BİLGİLERİ: 0232 327 34 40	**CONTACT INFORMATION OF THE TENANT:** 0232 327 34 40
KİRACI'NIN ADRESİ: SASALI MAH. 1. SOKAK NO. 70 ÇİĞLİ, İZMİR	**ADDRESS OF THE TENANT:** SASALI MAH. 1. SOKAK NO. 70 ÇİĞLİ, İZMİR
AYLIK KİRA BEDELİ: NET 1.000 ABD Doları	**MONTHLY NET RENTAL FEE:** NET USD 1,000 **ANNUAL NET RENTAL FEE:** NET USD 12,000
YILLIK KİRA BEDELİ: NET 12.000ABD Doları	
KİRA ÖDEME ŞEKLİ: Aylık	**TYPE OF RENTAL FEE PAYMENT**: Monthly
KİRA DÖNEMİ: 20/10/2015 – 31/12/2016	**TERM OF RENT:** 20/10/2015 -31/12/2016
KİRA BAŞLANGIÇ TARİHİ: 20/10/2015	**RENT COMMENCEMENT DATE:** 20/10/2015
KİRA SÖZLEŞMESİ TARİHİNDE MECURUN DURUMU: ARSA	**CONDITION OF THE PREMISES AT THE DATE OF LEASE AGREEMENT:**LAND

KİRAYA VEREN	KİRACI
HAKAN ÖNCEVARLIK	TPI KOMPOZİT KANAT SAN. VE TİC. A.Ş.

THE LANDLORD	THE TENANT
HAKAN ÖNCEVARLIK	TPI KOMPOZİT KANAT SAN. VE TİC. A.Ş.

KDK#267478#v7

	ÖZEL HÜKÜMLER		SPECIAL PROVISIONS
1.	İşbu kira sözleşmesine ("**Sözleşme**") konu olan mecur, İzmir İli, Çiğli İlçesi, Sasalı Mahallesi adresinde yer alan ve Çiğli Tapu Müdürlüğü nezdinde 66 ada,27-I-IVC pafta ve 4 parselde kayıtlı bulunan arsadır ("**Mecur**"). Kiraya Veren, Mecur'u 20/10/2015 tarihinde tüm takyidatlardan ari ve boş bir şekilde ("**Teslim Tarihi**") Kiracı'ya teslim etmiştir.	**1.**	The Premises subject to this lease agreement (the "**Agreement**") is the land on the real property located at the address of İzmir İli, Çiğli İlçesi, Sasalı Mahallesi, registered with the Çiğli and Registry under Block No. 66, 27-I-IVC, Plot No. and Parcel No. 4 (the "**Premises**"). The Landlord has delivered the Premises to the Tenant on 20/10/2015 (the "**Delivery Date**") free from any encumbrances in a vacant condition.
2.	Kiraya Veren, Mecur'u Sözleşme hükümlerine uygun olarak Kiracı'ya kiralamaya yetkili olduğunu ve işbu Sözleşme'de belirtilen tüm taahhüt ve yükümlülüklerini zamanında yerine getireceğini kabul eder.	**2.**	The Landlord accepts and acknowledges that it is authorized to lease the Premises to the Tenant in accordance with the terms of this Agreement and it shall timely fulfill its all undertakings, obligations set out in this Agreement.
3.	Kiraya Veren, Kiracı'nın Mecur'daki faaliyetlerini gerçekleştirmesini olumsuz yönde etkileyecek herhangi bir fiili ve hukuki kısıtlamanın varlığından Kiracı'yı korumak adına tüm çabayı göstereceğini kabul ve taahhüt eder. Kiraya Veren'den kaynaklanan bir sebeple Kiracı'nın faaliyetlerinin yerine getirilmesinin zorlaşması veya imkânsız hale gelmesi durumunda Kiracı, ihlalin giderilmesi için 5 (beş) gün içerisinde Kiraya Verene bildirimde bulunacaktır. Kiraya Veren, söz konusu ihlali öngörülen süre içerisinde gideremediği takdirde Kiracı, herhangi bir tazminat ödemeksizin, Sözleşme'yi derhal feshetme hakkına sahiptir. Kiracı'nın bu tür bir fesih nedeniyle tazminat talep etme hakkı saklıdır.	**3.**	The Landlord accepts and undertakes to use best endeavors to avoid any de facto and de jure interventions that may negatively affect the Tenant's activity within the Premises. If the performance of the Tenant's activities are impaired or become impossible due to the Landlord's intervention, the Tenant shall notify the Landlord in writing to remedy such breach within 5 (five) days. If the Landlord does not remedy such breach within the designated time period, the Tenant shall be entitled to terminate the Agreement with immediate effect without any compensation requirement. The Tenant's right to claim compensation due to such termination shall be reserved.
4.	Kiracı, Kiraya Veren'in önceden yazılı iznini almaksızın, işbu Sözleşme'den doğan borçlarını üçüncü kişilere devredemez.	**4.**	The Tenant shall not assign its obligations arising from this Agreement to third parties, without the prior written consent of the Landlord.
5.	Sözleşme'nin herhangi bir nedenle feshedilmesi halinde Kiracı, Mecur'u 30 gün ("**Tahliye Süresi**") içerisinde teslim aldığı haliyle iade edecektir. Kiracı'nın Mecur'da beton dökümü yapması halinde, Kiracı Mecur'u eski hale getirerek Kiraya Veren'e teslim etmekle yükümlü olacaktır. Kiracı'nın kendisinden ve Mecur'da gerçekleştirdiği faaliyetlerden ötürü meydana gelen cezalar, Kiracı tarafından ödenecektir.	**5.**	If the Agreement is terminated for any reason whatsoever, the Tenant shall return the Premises within 30 days (the "**Eviction Term**") in the condition of the Premises as delivered. If the Tenant pours concrete within the Premises, the Tenant shall be obligated to restore and repair the Premises. The Tenant shall be responsible from any sanctions arising from any reason attributable to the Tenant or

KDK#267478#v7

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	Kiracı'nın, Tahliye Süresi içerisinde Kira Bedeli ödemekle yükümlü olmayacaktır.		its operations within the Premises. The Tenant shall not be obliged to pay the Rental Fee in the Eviction Term.
6.	Kiracı'nın Kira Bedeli ödeme yükümlülüğü, 20 Ekim 2015 (**"Kira Başlangıç Tarihi"**) tarihi itibariyle başlayacaktır. Kira Süresi 31 Aralık 2016 tarihinde sona erecektir (**"Kira Süresi"**). Kira Süresi'nin hitamından en az 30 gün önce Taraflar Sözleşme'nin uzayıp uzamayacağına ilişkin iyi niyetli olarak müzakerelerde bulunacaklardır. Sözleşme'nin bu hüküm uyarınca uzaması durumunda, uzayan dönemlerdeki kira bedelleri karşılıklı olarak müzakere edilecek ve piyasa koşullarına göre değerlendirilecektir. Taraflar'ın Kira Süresi'nin hitamında Sözleşme'nin uzamasına ilişkin mutabakata varamamaları halinde, Kiracı Mecur'u 5. Madde hükümlerine uygun olarak tahliye edecektir.	**6.**	The Rental Fee payment obligation of the Tenant shall commence on 20 October 2015 (the **"Rent Commencement Date"**). The Rental term will expire on 31 December 2016 (the **"Rental Term"**). The Parties shall negotiate in good faith whether or not the Agreement will extend at least 30 days before the expiration of the Rental Term. If the Agreement is extended in accordance with this article, the rental fees in the extension terms shall be negotiated mutually and revised in accordance with the market conditions. If the Parties cannot agree on the extension of the Agreement at the end of the Rental Term, the Tenant shall vacate the Premises in accordance with the provisions of Article 5.
7.	Kiracı, Mecur'u aylık net 1.000 ABD Doları (**"Kira Bedeli"**) karşılığında kiralamıştır. İşbu Sözleşme'deki Kira Bedeli net bedel olup, Kiracı Kira Bedeli'nin stopaj tutarlarını da ilgili vergi dairesine ayrıca ödeyecektir.	**7.**	The Tenant has rented the Premises with a monthly rent amounting to net USD 1,000 (the **"Rental Fee"**). The Rental Fee determined under this Agreement is a net value and the Tenant shall also pay the withholding amounts of the Rental Fee to the relevant tax authority separately.
8.	Kira Bedeli, her ayın ilk 5 iş günü içerisinde Kiraya Veren tarafından bildirilecek olan Banka Hesabı'na nakden ve peşin olarak ödenecektir.	**8.**	The Rental Fee shall be paid in cash on a monthly basis and within the first 5 business days of each month in cash and in advance to the bank account to be notified by the Landlord.
9.	Kiracı, kendisi tarafından tüketilen su, elektrik, doğalgaz ve benzeri kullanım masrafları ile çevre temizlik vergisi ve Mecur'un kullanımına ilişkin diğer vergi ve harçların ödemesinden sorumludur.	**9.**	The Tenant shall be responsible for the utility payments such as water, electricity, gas, etc. that are consumed by the Tenant together with the environmental cleaning tax and other taxes and charges whatsoever that may be payable in relation to the use of the Premises.
10.	Kiracı, işbu Sözleşme'yi Kiraya Veren'e 30 gün önceden yapacağı bir yazılı bildirim ile herhangi bir tazminat yükümlülüğü bulunmaksızın her zaman tek taraflı olarak feshetme hakkına sahiptir.	**10.**	The Tenant shall be entitled to unilaterally terminate the Agreement at any time by providing a 30 days' prior written notice to the Landlord without any compensation requirement whatsoever.
11.	Kiracı, işbu Sözleşme'yi masrafları kendisine ait olmak üzere ilgili tapu müdürlüğü nezdinde şerh ettirebilir. Kiraya Veren, işbu Sözleşme'nin tapuya şerh ettirilmesi için gereken olan her türlü	**11.**	The Tenant is solely entitled to annotate this Agreement with the relevant land registry at its own expense. The Landlord undertakes that it shall provide the Tenant with any information,

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	bilgi, belge ve beyanı Kiracı'nın talebi üzerine 5 (beş) gün içerisinde Kiracı'ya vermeyi taahhüt eder. İşbu Sözleşme'nin herhangi bir sebeple feshedilmesi halinde Kiracı, şerhi derhal kaldırmayı kabul ve beyan eder.		documentation, declaration that is necessary for the annotation of this Agreement within 5 (five) days upon the Tenant's request. In the event that the Agreement is terminated due to any reason whatsoever by any of the parties, the Tenant accepts and undertakes to immediately release the annotation.
12.	Taraflar, Kira Başlangıç Tarihi itibariyle Mecur'un etrafında bulunan çitin sökülmesi ve Kira Süresi boyunca bu çit bulunmaksızın Mecur'un kullanılması konusunda mutabık kalmışlardır. Kiracı, Kira Süresi'nin hitamında veya Sözleşme'nin feshi durumunda, Mecur'un etrafına yeniden benzer bir çit çekerek Mecur'u Kiraya Veren'e teslim edecektir.	**12.**	The Parties have agreed that the fence surrounding the Premises will be removed as of the Rent Commencement Date and the Premises will be used without a fence throughout the Rental Term. At the expiration date of the Rental Term or termination of this Agreement, the Tenant shall deliver the Premises after enclosing the Premises with a similar fence.
13.	Kiraya Veren tarafından işbu Sözleşme'nin imza tarihinden önce yaptırılan kazı-dolgu çalışmasının masrafı olan 1.500 TL, işbu Sözleşme kapsamında Kiraya Veren'e yapılacak ilk ödemeyle birlikte Kiraya Veren'e ödenecektir. Herhangi bir şüpheye mahal vermemek adına bu ödeme yalnızca bir kereye mahsus olmak üzere yapılacaktır.	**13.**	The expenses for the excavation and filling works conducted by the Landlord before the execution date of this Agreement amounting to TRY 1,500 will be paid to the Landlord together with the first payment to be made to the Landlord within the scope of this Agreement. For the avoidance of any doubt, this payment will only be made once.
14.	Aşağıda belirtilen durumlar dâhil ancak bunlarla sınırlı olmamak üzere, Taraflar'ın makul kontrolü dışında gelişen veya Taraflar'ın fiillerinden kaynaklanmayan, İzin verilen Faaliyeti engelleyen veya aksatan durumlar Mücbir Sebep olarak değerlendirilir. Mücbir Sebepler: (i) yangın, (ii) sel, (iii) deprem, (iv) salgın hastalık (v) sabotaj veya işin ertelenmesine neden olan diğer benzer olaylar, (vi) genel grev, (vii) ülkenin savaş halinde olması nedeniyle alınan olağanüstü tedbir ve uygulamalar ve (viii) uygulanacak hukuk kapsamındaki yeni değişikliklerden kaynaklanan durumlar ve buna benzer durumlardır. Taraflar'ın yükümlülükleri, mücbir sebebin devam ettiği süre boyunca askıda olacaktır.	**14.**	Including but not limited to each of the events listed below, which are beyond the reasonable control of the respective Parties or not caused by the actions of the Parties and which prevent or delay the Permitted Activity, shall be considered Force Majeure events. Examples of Force Majeure events are: (i) fire; (ii) flood; (iii) earthquake; (iv) epidemic; (v) sabotage or other similar events which delay the work; (vi) general strikes; (vii) extraordinary precautions and practices due to the country being at war; and (viii) occurrences arising from new introductions to the applicable legislation and similar conditions. The obligations of the respective Parties shall be suspended for the period during which the force majeure event continues.

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15.	Taraflar, işbu Sözleşme'nin giriş bölümünde yer alan adreslerin tebligat adresleri olduğunu kabul ederler. Taraflardan biri, adres değişikliğini diğer Tarafa noter aracılığıyla yazılı olarak bilgilendirmediği takdirde, bilinen adrese yapılan bildirimler geçerli şekilde yapılmış sayılacaktır. Fesih ve temerrüde ilişkin bildirimler Türk Ticaret Kanunu'nun 18/3 maddesi uyarınca (i) noter veya (ii) taahhütlü posta vasıtasıyla yapılacaktır.	**15.**	The Parties hereby accepts that the addresses provided in the preamble of this Agreement are their official notification addresses. If any one of the Parties fail to inform the other Party with respect to change of its address via a written notification to be delivered by via a notary public, any notification made to the known address shall be deemed to have been duly delivered. Any notifications with respect to termination or default shall be delivered via (i) notary public or (ii) registered mail in accordance with Article 18/3 of the Turkish Commercial Code.
16.	İşbu Sözleşme'nin imzalanmasından doğacak olan damga vergisi ve/veya noter masrafları Taraflar'ca eşit olarak tarafından karşılanacaktır.	**16.**	Any stamp duties and/or notary charges to be paid as a result of the execution of this Agreement shall be borne equally by the Parties.
17.	İşbu Sözleşme'de yapılacak her türlü tadil veya değişiklik, Taraflar'ın karşılıklı mutabakatları üzerine yazılı olarak yapılacaktır.	**17.**	Any amendment or alteration to this Agreement shall be made in writing with the mutual consent of Parties.
18.	Taraflar, işbu Sözleşme'den doğabilecek her türlü uyuşmazlık, ihtilaf veya talepler bakımından İzmir Mahkemeleri'nin ve İcra Daireleri'nin münhasıran yetkili olduğunu kabul ederler.	**18.**	The Parties declare themselves subject to the exclusive jurisdiction of the İzmir Courts and the Execution Offices for the resolution of any controversy, dispute or claim that may arise from this Agreement.
	Taraflar, işbu Sözleşmeyi, 20/10/2015 tarihinde bir asıl nüsha olarak akdetmişlerdir ve Sözleşme bu tarih itibariyle yürürlüğe girmiştir. Sözleşme'nin aslı Kiracı'da, bir kopyası ise Kiraya Veren'de kalacaktır.		In witness whereof, the Parties have executed this Agreement on the date 20/10/2015 in one original copy and this Agreement shall enter into force as of this date. The original copy shall remain with the Tenant, whereas the Landlord shall be provided with a photocopy.

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Kiracı/Tenant:
Adı-Soyadı/Name-Surname: TPI KOMPOZİT KANAT SAN. VE TİC. A.ş.
on behalf of/ adına
İmza/Signature:
Kiraya Veren/Landlord:
Adı-Soyadı/Name-Surname: HAKAN ÖNCEVARLIK
İmza/Signature:
KDK#267478#v7